Exhibit 10.3

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of May 9, 2013 by and between Silicon Valley Bank (“Bank”) and Enteromedics Inc., a Delaware corporation (“Borrower”), whose address is 2800 Patton Road, Saint Paul, MN 55113.

RECITALS

A. Borrower and Bank have entered into that certain Loan and Security Agreement dated April 16, 2012 (as the same may be amended, modified, supplemented or restated in writing from time to time, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments and Other Provisions.

2.1. Limited Waiver.

(a) Occurrence of Events of Default. Borrower acknowledges that the following Events of Default (individually, and collectively, the “Designated Default”) have occurred: Borrower failed to comply with the minimum revenue and minimum implant requirements of Section 6.7 of the Loan Agreement (such requirements existing prior to the amendment of Section 6.7 pursuant to this Amendment).

(b) Limited Waiver. Bank hereby waives the Designated Default. This waiver does not, however, constitute a waiver of Borrower’s obligation to meet any covenants at other applicable dates, or Borrower’s obligation to meet all other requirements of all agreements with Bank, nor does it constitute a waiver of any of the other terms or provisions of the Loan Agreement, or any other documents, instruments or agreements, whether or not similar to the foregoing.

2.2. Success Fee. The following is hereby added to the Loan Agreement as a new Section 2.4(d):

(d) Success Fee. A success fee (the “Success Fee”) in the amount of $186,666.67, which shall be payable upon the first to occur of the following: (i) the earlier of (y) Borrower receiving funds from a sale or issuance of its stock that takes place after the U.S. Food and Drug Administration has given Premarket Approval for one of Borrower’s products or (z) the passage of 120 days after such Approval, or (ii) any prepayment of the Term Loan 2012 other than a prepayment that is required by Bank.

2.3. Cash Collateral. Section 4.2 of the Loan Agreement is hereby amended to read as follows:

[Reserved].

2.4. Financial Covenants. Section 6.7 of the Loan Agreement is amended to read as follows for the month of May 2013 and continuing thereafter:

6.7 Financial Covenants. Borrower shall maintain the following at all times, to be tested as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower and its Subsidiaries:

(a) Liquidity Ratio. Borrower shall maintain a Liquidity Ratio of (i) greater than 1.25:1.00 prior to the U.S. Food and Drug Administration giving Premarket Approval for one of Borrower’s products and (ii) greater than 0.75:1.00 after the U.S. Food and Drug Administration has given such approval. For purposes hereof, “Liquidity Ratio” shall mean (y) the sum of Borrower’s unrestricted cash and Cash Equivalents held with Bank and Bank’s Affiliates, divided by (z) Borrower’s Indebtedness.

2.5. Changes to Terms. A portion of Section 6.11 of the Loan Agreement reads as follows:

if Borrower’s annual operating budgets or annual financial projections, as approved by Borrower’s board of directors, are revised from the versions provided to Bank on February 24, 2012, Borrower shall agree, in writing, to any commercially reasonable changes to the terms of Term Loan 2012 or this Agreement that Bank shall request.

Said portion of Section 6.11 of the Loan Agreement is hereby amended to read as follows:

if Borrower’s annual operating budgets or annual financial projections are revised from the First Amendment Projections, Borrower shall agree, in writing, to any commercially reasonable changes to the terms of Term Loan 2012 or this Agreement that Bank shall request.

2.6. Additional Capital Requirements. The following is hereby added to the Loan Agreement as a new Section 6.14:

Additional Capital Requirements. Receive after the date of the First Amendment, aggregate cash proceeds from the issuance of equity securities of Borrower, or from any other capital transactions as approved by Bank in writing, (in either case, net of the financing costs paid to third parties in connection with such issuance or transaction) of (a) not less than the First Minimum Equity Amount on or before November 15, 2013, and (b) not less than the Second Minimum Equity Amount on or before April 15, 2014. Such proceeds shall be held in Collateral Accounts of Borrower maintained with Bank or Bank’s Affiliates until used in the ordinary course of Borrower’s business.

2.7. Addition of Definitions. The following definitions are hereby added to Section 13.1 of the Loan Agreement in the appropriate alphabetical order:

“Cash Available Balance” means, for any applicable date, Borrower’s aggregate, unrestricted, cash, Cash Equivalents and short-term investments as of such date.

“First Amendment” means that certain First Amendment to Loan and Security Agreement dated May 9, 2013 by and between the Borrower and Bank.

“First Amendment Projections” means Borrower’s budget/projections emailed by Borrower to Bank on February 25, 2013.

“First Minimum Equity Amount” means, (i) if Borrower’s projected Cash Available Balance for October 31, 2013 according to the First Amendment Projections equals Borrower’s actual Cash Available Balance as of such date (exclusive of any amounts received from capital raising activities between the date of the First Amendment and such date), the sum of $5,000,000; (ii) if Borrower’s projected Cash Available Balance for October 31, 2013 according to the First Amendment Projections exceeds Borrower’s actual Cash Available Balance as of such date

(exclusive of any amounts received from capital raising activities between the date of the First Amendment and such date), the sum of $5,000,000 plus such excess; or (iii) if Borrower’s actual Cash Available Balance as of October 31, 2013 (exclusive of any amounts received from capital raising activities between the date of the First Amendment and such date) exceeds Borrower’s projected Cash Available Balance for such date according to the First Amendment Projections, the sum of $5,000,000 minus such excess.

“Second Minimum Equity Amount” means, (i) if Borrower’s projected Cash Available Balance for March 31, 2014 according to the First Amendment Projections equals Borrower’s actual Cash Available Balance as of such date (exclusive of any amounts received from capital raising activities between the date of the First Amendment and such date), the sum of $10,000,000; (ii) if Borrower’s projected Cash Available Balance for March 31, 2014 according to the First Amendment Projections exceeds Borrower’s actual Cash Available Balance as of such date (exclusive of any amounts received from capital raising activities between the date of the First Amendment and such date), the sum of $10,000,000 plus such excess; or (iii) if Borrower’s actual Cash Available Balance as of March 31, 2014 (exclusive of any amounts received from capital raising activities between the date of the First Amendment and such date) exceeds Borrower’s projected Cash Available Balance for such date according to the First Amendment Projections, the sum of $10,000,000 minus such excess.

2.8. Compliance Certificate. Exhibit B to the Loan Agreement is hereby amended by replacing it with Exhibit A hereto.

3. Limitation of Amendments.

3.1. The amendments set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2. This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1. Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing that has not been waived in writing by Bank;

4.2. Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3. The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4. The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5. The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6. The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7. This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon the execution and delivery of this Amendment by each party hereto.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK Silicon Valley Bank		BORROWER Enteromedics Inc.

By:	/s/ Benjaman Johnson	By:	/s/ Greg S. Lea
Name:	Benjaman Johnson	Name:	Greg S. Lea
Title:	Managing Director	Title:	Senior Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT A TO FIRST AMENDMENT

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:

FROM:	ENTEROMEDICS INC.

The undersigned authorized officer of EnteroMedics Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                              with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

REPORTING COVENANT	REQUIRED	COMPLIES
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited)	FYE within 90 days	Yes No
Annual financial projections	60 days after start of FY	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

The following is a list of Intellectual Property that was registered (or a registration application submitted), and registered Intellectual Property (or Intellectual Property for which a registration application has been submitted) that was obtained, and not included on the Perfection Certificate or on a prior Compliance Certificate: (if none, state “None”)

FINANCIAL COVENANT	REQUIRED	ACTUAL	COMPLIES
Maintain per Section 6.7 of the Agreement:
Liquidity Ratio prior to FDA Premarket Approval	greater than 1.25:1.00	__________	Yes No
Liquidity Ratio after to FDA Premarket Approval	greater than 0.75:1.00	__________	Yes No

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

ENTEROMEDICS INC.

By:

Name:

Title:

BANK USE ONLY

Received by:
AUTHORIZED SIGNER

Date:

Verified:
AUTHORIZED SIGNER

Date:

Compliance Status:	Yes No

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern.

Dated:

Liquidity Ratio (Section 6.7)

Required:     Greater than 1.25:1.00 prior to FDA Premarket Approval and greater than .75:1.00 thereafter

Actual:

A.	Borrower’s unrestricted cash (and Cash Equivalents) held with Bank and its Affiliates	$

B.	Borrower’s Indebtedness	$

C.	Liquidity Ratio (line A divided by line B)		:

Is line C greater than 1.25:1.00 or .75:1.00, as applicable?

No, not in compliance	Yes, in compliance